Exhibit 10.3

[FORM OF]

FIRST AMENDMENT TO ORIGINAL ISSUE DISCOUNT

CONVERTIBLE PROMISSORY NOTE

This First Amendment to Original Issue Discount Convertible Promissory Note (the “Amendment”) is dated ____________ __, 2018 by and between BIOHITECH GLOBAL, INC., a publicly-owned Delaware corporation (the “Company”) having its principal offices at 80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977 and the person or persons executing this Agreement (the “Holder”) (collectively, the “Parties” and individually, a “Party”).

WHEREAS, the Company and the Holder entered into that certain Securities Purchase Agreement (“Purchase Agreement”) for an Original Issue Discount Convertible Promissory Note in the aggregate principal amount set forth on the signature page hereto (the “Note”);

WHEREAS, the Company and the Holder desire to amend certain terms and conditions of the Note as set forth in this Amendment;

WHEREAS, capitalized terms not defined herein shall have the meaning ascribed to therein in the Purchase Agreement or the Note;

NOW THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants, and agreements herein contained, the Company and the Holder agree as follows:

1.           Acknowledgement. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Purchase Agreement and the Note and any instruments executed in connection therewith are hereby ratified and confirmed and shall continue in full force and effect. Except as expressly modified and superseded by this Agreement, each of the Parties hereto specifically ratifies all representations and warranties made in the Purchase Agreement and the Note and certifies that the representations and warranties made therein remain true and correct as if the representations and warranties.

2.           Amendment. Pursuant to the provisions of Section 4.3 of the Note, the following provisions of the Note are hereby amended as follows:

(a)          The term “Maturity Date,” as set forth in the first paragraph of the Note, is hereby amended from May 24, 2018 to May 24, 2019.

(b)          Section 1.1 of the Note is hereby amended and replaced in its entirety with the following:

1.1          Conversion of Note. The following provisions shall govern the conversion into shares of Common Stock of any and all amounts due under this Note.

(a)          Mandatory Conversion. On the date that the Company’s Common Stock first trades on The Nasdaq Stock Market or NYSE MKT (the “Listing Date”), the Company shall convert all of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock (a “Conversion”), as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at a conversion price per share of Three Dollars ($3.00) per share of Common Stock (subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) (the “Conversion Price”).

(b)          Conversion Right. Prior to the Listing Date, the Holder shall have the right from time to time, following the date of this Note in respect of the remaining outstanding principal amount of this Note to convert all or any part of the outstanding and unpaid principal amount of this Note into fully paid and non-assessable shares of Common Stock (a “Conversion”), as such Common Stock exists on the Issue Date, or any shares of capital stock or other securities of the Borrower into which such Common Stock shall hereafter be changed or reclassified at the Conversion Price.

(c)          Manner of Conversion. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the applicable Conversion Price then in effect on the date specified in the notice of conversion, in the form attached hereto as Exhibit A (the “Notice of Conversion”), delivered to the Borrower by the Holder in accordance with Section 1.2 below; provided that the Notice of Conversion is submitted by facsimile or e-mail (or by other means resulting in, or reasonably expected to result in, notice) to the Borrower before 6:00 p.m., New York, New York time on such conversion date (the “Conversion Date”). The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion plus (2) at the Holder’s option, accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date, plus (3) at the Holder’s option, Default Interest, if any, on the amounts referred to in the immediately preceding clauses (1) and/or (2).

3.            Miscellaneous.

(a) The Company and the Holder hereby covenant that this Agreement is intended to and does contain and embody herein all of the understandings and agreements, both written or oral, of the Company and the Holder with respect to the subject matter of this Agreement, and that there exists no oral agreement or understanding, express or implied liability, whereby the absolute, final and unconditional character and nature of this Agreement shall be in any way invalidated, empowered or affected. There are no representations, warranties or covenants other than those set forth herein.

(b) The headings of this Agreement are for convenient reference only and they shall not limit or otherwise affect the interpretation or effect of any terms or provisions hereof.

(c) Agreement shall not be changed or terminated except as set forth herein. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by and against the successors and assigns of the Company and the heirs, executors, administrators and assigns of the Holder.

(d) A modification or waiver of any of the provisions of this Agreement shall be effective only if made in writing and executed with the same formality as this Agreement. The failure of either the Company or the Holder to insist upon strict performance of any of the provisions of this Agreement shall not be construed as a waiver of any subsequent default of the same or similar nature, or of any other nature or kind.

(e) The various provisions of this Agreement are severable from each other and from the other provisions of this Agreement, and in the event that any provision in this Agreement shall be held invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall be fully effective, operative and enforceable.

(f) Pronouns used herein are to be interpreted as referring to both the masculine and feminine gender.

(g) This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without reference to conflict of laws principle. The parties agree that in the event of a laws controversy arising out of the interpretation, construction, performance or breach of this Agreement, any and all claims arising out of, or relating to, this Agreement shall be submitted by arbitration according to the Commercial Arbitration Rules of the American Arbitration Association located in New York City before a single arbitrator. Notwithstanding the prior sentence, any other action commenced by either party herein shall be venued in the appropriate court of competent jurisdiction located in the county of New York, State of New York.

(h) This Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

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Name of Holder

Principal Amount of Note: $____________

Signature of Holder

Name of the Authorized Signatory
(If Applicable)

AGREED TO AND ACCEPTED:

As of _________________, 2018

BIOHITECH GLOBAL, INC.

By:
Name:
Title: